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                 SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K

              Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                           December 9, 1996


                       CFSB BANCORP, INC.
    (Exact name of registrant as specified in its charter)


          Delaware               0-18609         38-2920051
(State or other jurisdiction  (Commission     (I.R.S. Employer
of incorporation)             File Number)   Identification No.)


      112 East Allegan Street, Lansing, Michigan  48933
     (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:
                        (517) 371-2911

                         Not Applicable
 (Former name or former address, if changed since last report)
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Item 5.  Other Events

On December 9, 1996, the Registrant's wholly-owned subsidiary, Community First Bank, received approval from the State of Michigan's Financial Institutions Bureau to convert from a federal savings bank to a state savings bank. The conversion from a federal charter will result in significant savings in supervisory costs and direct access to a highly qualified, locally-based financial institutions regulator. Community First Bank's deposits will continue to be insured by the Federal Deposit Insurance Corporation. The Bank will also continue to be operated locally and customers will not experience any changes in the Bank's operation. For information regarding the charter conversion, reference is made to the registrant's press release dated October 16, 1996, which is attached hereto as Exhibit 28.1 and incorporated herein by reference.

Item 7.  Financial Statement, Pro Forma Financial Information and
         Exhibits

Exhibit 28.1 - Press Release dated October 16, 1996.
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                     CFSB Bancorp, Inc.

                       Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CFSB Bancorp, Inc.
                                         (Registrant)


Date:  December 24, 1996            By: /s/ John W. Abbott
                                        ------------------------
                                        John W. Abbott
                                        Executive Vice President
                                          and Chief Operating
                                          Officer